SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2001

Healthcare Recoveries, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22585 (Commission File Number)	61-1141758 (IRS Employer Identification No.)

1400 Watterson Tower, Louisville, Kentucky (Address of principal executive offices)	40218 (Zip Code)

(Registrant’s telephone number, including area code): (502) 454-1340

Not Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events.

      On April 25, 2001, Healthcare Recoveries, Inc. (“HCRI”) announced its 1st quarter results. This announcement is contained in the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference in its entirety.

      On April 25, 2001, HCRI presented a live video and audio presentation concerning its April 25th press release on its website at www.hcrec.com/current.html. In connection with this presentation, HCRI utilized a series of slides. The text of the slide show presentation is attached hereto as Exhibit 99.2, and is incorporated herein by reference in its entirety.

      This Current Report on Form 8-K may contain statements that constitute “Forward-looking Statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company’s future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward-looking statements contained in this Current Report are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors that could cause actual results to differ materially from those contemplated in this Current Report include, but are not limited to, the Company’s lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the Company’s ability to manage growth, changes in laws and government regulations applicable to the Company, changes in the historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company’s financial results and all the risks inherent in the development, introduction and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this Current Report can be found in the Company’s Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit No.

99.1	Text of Press Release of Healthcare Recoveries, Inc., dated April 25, 2001.

99.2	Text of Slide Show Presentation of Healthcare Recoveries, Inc., dated April 25, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  May 2, 2001

Healthcare Recoveries, Inc.

By: /s/ Douglas R. Sharps

Douglas R. Sharps

Executive Vice President and

Chief Financial Officer